UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2014

The ExOne Company

(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 5, 2014, The ExOne Company, a Delaware corporation (the “Company”), held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) in Pittsburgh, Pennsylvania. A total of 11,564,161 of the Company’s shares of Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 80.43% of the Company’s shares of Common Stock that were outstanding and entitled to vote at the Annual Meeting.

The final results of the matters voted on at the Annual Meeting are provided below.

Proposal No. 1: The following individuals were elected as directors to hold office for a one-year term expiring at the 2015 Annual Meeting of Stockholders, or until their respective successors are elected and qualified.

Director Name	For	Withheld	Broker Non-Votes*	Percentage of Votes Cast in Favor
S. Kent Rockwell	6,535,985	84,153	4,974,023	98.73%
David Burns	6,457,346	162,792	4,974,023	97.54%
John Irvin	6,228,709	391,429	4,974,023	94.09%
Raymond J. Kilmer	5,539,229	1,080,909	4,974,023	83.67%
Victor Sellier	5,538,609	1,081,529	4,974,023	83.66%
Lloyd A. Semple	6,318,456	301,682	4,974,023	95.44%
Bonnie K. Wachtel	5,538,187	1,081,951	4,974,023	83.66%

*	Broker non-votes are not counted as having been voted on the proposal, nor do they affect the outcome of Proposal No. 1.

Proposal No. 2: ParenteBeard LLC was ratified as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2014.

For:	11,342,224
Against:	154,760
Abstained:	97,157
Broker Non-Votes:	0
Percentage of Votes Cast in Favor:	97.83%

Item 7.01	Regulation FD Disclosure

On May 5, 2014, the Company issued a news release announcing that it has introduced Inconel® Alloy 625 to its 3D printing metal portfolio. A copy of the news release attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	News Release of The ExOne Company dated May 5, 2014

The information in this Current Report on Form 8-K related to Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished to the SEC pursuant to Item 7.01 of Form 8-K and is not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of The ExOne Company or other filings made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of particular information in this Current Report, including Exhibit 99.1 furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by The ExOne Company, as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EXONE COMPANY

By:	/s/ Brian W. Smith
Brian W. Smith
Chief Financial Officer

Dated: May 7, 2014